SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2004

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

     99.1 Press Release, dated February 19, 2004.

Item 12. Results of Operations and Financial Condition

     On February 19, 2004 United Surgical Partners International, Inc. issued a press release regarding its results of operations for the quarter and year ended December 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1.

LIMITATION ON INCORPORATION BY REFERENCE

     In accordance with general instruction B.6 of Form 8-K, the information in this report furnished pursuant to Item 12 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Surgical Partners International, Inc.
	By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: February 19, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated February 19, 2004.